EXHIBIT 10.21






                        QWEST COMMUNICATIONS CORPORATION
                         PRIVATE LINE SERVICES AGREEMENT


         This Private Line Services Agreement, having Agreement No. PL-0000337-9806-01-01 is entered into as of June 1, 1998 (the "EFFECTIVE DATE"), by and between Qwest Communications Corporation, a Delaware corporation ("QWEST"), and Electric Lightwave, Inc., a Delaware corporation ("ELI" or "CUSTOMER").


1.       INCORPORATION OF DOCUMENTS AND CONTROLLING PROVISIONS:

1.1      This Agreement, together with (A) Service Orders (as defined in Section
         2.1 of this Agreement) accepted by Qwest pursuant to the terms hereof, and (B) schedules and exhibits incorporated herein by reference ("EXHIBITS"), shall be referred to collectively herein as this "AGREEMENT." In the event of any conflict between the provisions of this Agreement and the terms of any Service Order, the terms of this Agreement shall control.

1.2 If any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff filed by Qwest, then, if required by law, this Agreement shall remain in effect but shall be automatically modified by such conflicting law, statute, rule, order or tariff, subject to the termination rights granted herein.

2.       OBLIGATIONS OF QWEST:

2.1 Qwest shall provide to ELI telecommunications capacity, and related ancillary services and alternative services as defined in Exhibit A ("SERVICES") available from Qwest as identified in the Service and Pricing Exhibit attached hereto as "EXHIBIT A", which is incorporated by this reference (the "SERVICE AND PRICING EXHIBIT"). Services requested by ELI shall be requested on Qwest's service order forms in effect from time to time (hereafter, any such order is a "SERVICE
         ORDER(S)"). Each Service Order shall reference this Agreement by Agreement Number and shall become a part of this Agreement when executed by a duly authorized representative of each party. Qwest reserves the right to reject any Service Order submitted by ELI that
         (i) is incomplete; (ii) does not conform to the terms of this Agreement; (iii) requests services at an OC-48 level or above; and (iv) is not within the Qwest Network Build Plan, as such plan may be amended from time to time and, to the extent applicable, the Interval Guidelines set forth in Schedule A-2 to EXHIBIT A.

2.2 Upon acceptance by Qwest of a duly executed Service Order during the Term (as defined in Section 4.3 of this Agreement) of this Agreement, Qwest shall provide to ELI those Services identified in the Service Order.

                        Qwest Communications Corporation
                          Confidential and Proprietary
                                        1
                                                      ELI Initials: /s/ DBS

3.       OBLIGATIONS OF ELI:

3.1      ELI shall  perform  those  duties  outlined  in the Service and Pricing
         Exhibit in addition to those described herein and in any Service Order(s).

3.2 ELI shall have sole responsibility for installation, testing and operation of ELI Interconnection Services (as defined in Section 1.4 of the Service and Pricing Exhibit), and any services and equipment other than those Services specifically provided by Qwest under this Agreement. Notwithstanding the foregoing, Qwest shall cooperate with ELI in joint testing of the Interconnection Services to the extent necessary to verify an effective interface with the Services provided by Qwest.

3.3 ELI shall provide to Qwest, on a quarterly basis of June 15, September 15, December 15 and March 15, a rolling, written forecast, which may change from time to time, listing in detail the Services, including volumes, that ELI intends to order on a monthly basis for delivery and installation during the following twelve (12) months of the Initial Term.

4.       TERM:

4.1 This Agreement shall be effective between the parties as of the date first written hereon. Unless either party terminates this Agreement earlier pursuant to the terms of this Agreement, the initial term (the "INITIAL TERM") of this Agreement shall expire on the later of: (A) nine (9) years and seven (7) months from the Effective Date hereof, or
         (B) the  expiration of the Minimum  Service Term, as defined in Section
         5.2 of the Service and Pricing Exhibit.

4.2 Upon the expiration of the Initial Term, if ELI is not then in Default hereunder, the term of this Agreement shall be renewed automatically on a month-to-month basis (hereafter, the "RENEWAL TERM") unless and until an Amendment is executed by both parties extending the Renewal Term, or either party terminates this Agreement in the manner provided herein.

4.3 The Initial Term and Renewal Term are sometimes referred to together herein as the "TERM."

4.4 Notwithstanding anything to the contrary in this Section 4, if the Facility Minimum Service Term (as set forth in Section 4.3 of the Service and Pricing Exhibit) for the applicable Services extends beyond the expiration of the Term of this Agreement, then this Agreement shall continue in effect until the expiration or termination of the applicable Facility Minimum Service Term, but only as to the Services so affected, and subject to the termination rights of Qwest and ELI under Section 8 of this Agreement.

                        Qwest Communications Corporation
                          Confidential and Proprietary
                                      2
                                                      ELI Initials: /s/ DBS

5.       CHARGES AND PAYMENT:

5.1 Charges for the Services shall be determined according to the Service and Pricing Exhibit except as is otherwise specifically provided in this Agreement.

5.2 Qwest shall invoice recurring charges on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date (as defined in Section 2.1 of the Service and Pricing Exhibit) for any Facility falls on other than the first day of any month, the first invoice to ELI shall consist of: (1) the pro-rata portion of the applicable monthly charge covering the period from the Start of Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month.

5.3 ELI shall make all payments due hereunder within thirty (30) days after the date of Qwest's invoice. If any amount due under this Agreement is not received by the due date, in addition to its other remedies available hereunder, Qwest may impose a late payment charge of the lower of 1.5% per month or the highest rate legally permissible (such late charge shall be payable upon demand by Qwest.

5.4 All disputes or requests for billing adjustments must be submitted in writing and submitted with payment of undisputed amounts due. Any amounts which are determined to be in error or not in compliance with this Agreement shall be adjusted on the next month's invoice. Any disputed amounts which are determined to be correct as billed and in compliance with this Agreement, shall be due and payable by ELI, upon notification and demand by Qwest, along with any late payment charges which Qwest may impose pursuant to Section 5.3 above. Disputes shall not be cause for ELI to delay payment of the undisputed balance to Qwest according to the terms outlined in Section 5.3 above.

5.5 Invoices submitted to ELI by Qwest shall conform to a mutually agreed upon standard billing format and content, as may be modified by the parties from time to time.

5.6 Except for taxes arising out of Qwest's income, any applicable federal, state, or local taxes, and all use, sales, commercial, gross receipts, privilege or other similar taxes, whether charged to or against Qwest or ELI, with respect to the Services provided by Qwest, as well as any other imposition by any governmental authority which has the effect of increasing Qwest's cost of providing the Services, shall be payable by ELI in addition to the other charges set forth in this Agreement.

6.       EVENTS OF DEFAULT:

         A "DEFAULT" shall occur if: (A) ELI fails to make any payment required to be made by it under this Agreement and any such failure remains uncorrected for fifteen (15) business days after the date such payment was due; (B) except as expressly set forth in this Agreement, either party fails to perform or observe any material term or obligation (other than making payment) contained in this Agreement, and any such failure remains uncorrected for thirty (30) calendar days after written notice from the non-defaulting party informing the defaulting party of such failure.

                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       3
                                                      ELI Initials: /s/ DBS

7.       REMEDIES FOLLOWING DEFAULT:

7.1 If ELI is in Default, Qwest may, in addition to any other remedies it has under this Agreement or under the law: (A) suspend its performance under this Agreement without the requirement of any further notice to ELI, until ELI has remedied all breaches of this Agreement and paid in full all charges then due, including any late fees specified herein plus, at Qwest's option, the prepayment of up to two (2) months recurring charges, as is specified in Section 5.3 of this Agreement;
         (B) condition provision of Services or acceptance of a Service Order on ELI's assurance of payment and compliance with this Agreement, which may be in the form of a deposit or such other means as is required by Qwest to establish assurance of payment and compliance; or (C) terminate this Agreement by providing written notice to ELI in the manner provided in Section 8.2 of this Agreement.

7.2 If Qwest is in Default, ELI may, in addition to any other remedies it has under this Agreement or under the law, terminate this Agreement in the manner provided for in, and subject to, Section 8.1 of this Agreement.

8.       TERMINATION:

8.1 (A) ELI may terminate this Agreement: (A) effective upon written notice to Qwest, if Qwest is in Default (as provided in Section 6 and 7.2 of this Agreement); (B) effective upon thirty (30) calendar days prior written notice, if any material rate or term contained herein and relevant to the affected Services is materially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority; or (C) effective upon thirty (30) calendar days prior written notice, with or without cause, following the expiration of the Initial Term; or (D) if more than two percent (2%) of the total installed DS-0 equivalent Services chronically fail to comply with the Specifications ("chronic" as used herein shall mean a particular Service that experiences five (5) or more related failures or more than thirty-six (36) hours of Outages over any thirty (30) consecutive day period.

                        Qwest Communications Corporation
                          Confidential and Proprietary
                                        4
                                                      ELI Initials: /s/ DBS

         (B) Subject to the terms of Schedule A-2, Qwest shall meet the intervals identified in Schedule A-2 attached hereto and in accordance with the percentage standards as set forth below in this Section 8.1(B). A failure by Qwest to meet such standards shall constitute a Default pursuant to Section 6 of this Agreement. Notwithstanding anything set forth herein to the contrary, ELI shall provide notice of said Default to Qwest and Qwest shall have 14 days from the date of said notice to provide ELI with a written plan for corrective action and an additional 45 days to completely cure said Default. In the event that Qwest fails to cure said Default within the timeframes set forth in this paragraph; ELI may terminate this Agreement, without penalty, and pursue all available remedies at law or in equity.


             Qwest shall be in Default if it fails to meet any of the of the following:

                       100% of the  total  standard  intervals  for  all  orders
                      submitted in any 2 month period, in calendar days; or
                       110% of the  total  standard  intervals  for  all  orders
                      submitted in any 1 month period, in calendar days.

                  The following are examples meeting or failing to meet the above referenced performance standard intervals:

                  Example 1:

                  Below the actual interval is 81% of the standard, which results in Qwest meeting the performance criteria and NOT constituting Default.

                                            Days              Days
                   ----------------------------------------------------------------------------------
                   Order Type             Standard Interval   Actual Interval  Actual to Standard
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS3 POP to POP                          15                9                   60%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS3 POP to POP                          15               17                  113%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS1 LEC to LEC                          20               18                   90%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS3 Cross Connect                        8                4                   50%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   OC3 POP to POP                          28               22                   79%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                                                           86               70                   81%
                   ----------------------------------------------------------------------------------

                  Example 2:
                  Below the actual interval is 115% of the standard, which results in Qwest not meeting the performance criteria and constituting Default.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       5
                                                      ELI Initials: /s/ DBS

                                            Days              Days
                   ----------------------------------------------------------------------------------
                   Order Type             Standard Interval   Actual Interval  Actual to Standard
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS3 POP to POP                          15               17                  113%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS3 POP to POP                          15               17                  113%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS1 LEC to LEC                          20               28                  140%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   DS3 Cross Connect                        8               12                  150%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                   OC3 POP to POP                          28               25                   89%
                   ----------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------
                                                           86               99                  115%
                   ----------------------------------------------------------------------------------

8.2 Qwest may terminate this Agreement: (A) effective upon written notice to ELI, if ELI is in Default (as provided in Section 7.1 of this Agreement); (B) effective upon thirty (30) days prior written notice, with or without cause, following the expiration of the Initial Term; or
         (C) effective immediately and without any advance written notice, if Qwest does not maintain or loses any required regulatory or other governmental authorizations to provide the Services, as described in
         Section 9.1 of this Agreement; following a Default by ELI under Section
         9.2 of this Agreement;  or if ELI makes an unauthorized  Transfer under
         Section 12.1 of this Agreement.

8.3 ELI may terminate the affected portion or portions of a Service Order or Service Orders: (A) upon ten (10) calendar days prior written notice following failure of performance, in the manner and subject to Section
         10.2 of this  Agreement  or  Section  1.2 of the  Service  and  Pricing
         Exhibit; or (B) following thirty (30) calendar days prior written notice, following an increase in prices by Qwest as to a particular Service or Services, in the manner and subject to Section 3.2 of the Service and Pricing Exhibit. Any termination of a Service Order of Service Orders shall not affect any remaining Service Orders, and shall not constitute a termination of this Agreement.

9.       GOVERNMENTAL AUTHORITY:

9.1 ELI acknowledges that the obligation of Qwest to provide the Services to ELI is subject to the receipt by Qwest of any required regulatory or other governmental authorizations. In the event that Qwest files a tariff with the appropriate regulatory agency that is in any manner inconsistent with the terms of this Agreement, the terms of this Agreement shall control. If Qwest chooses to apply tariff terms which are inconsistent with the terms set forth herein, ELI may terminate this Agreement without any liability to Qwest, apart from liability for Services rendered by Qwest in accordance with this Agreement to the date of termination. Qwest acknowledges that any tariff provision, which alters ELI's right to terminate this Agreement, is materially inconsistent with this Agreement.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       6
                                                      ELI Initials: /s/ DBS

9.2 Each party represents and warrants to the other that: (A) it has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which it is engaged; and (B) it has complied and does comply with all laws, regulations, orders, and statutes which may be applicable to it, whether local, State or Federal. From the date of this Agreement until the termination hereof, the parties agree to operate in accordance with and to maintain current all such certifications, permits, licenses, approvals, grants, charters, and to comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal. A breach by either party of any of the representations, warranties or covenants of this Section 9.2 shall be deemed a Default hereunder, and shall allow the non-breaching party to terminate this Agreement in the manner described in Section 8.2 of this Agreement.

10.      FORCE MAJEURE:

10.1 Except as is provided in Section 10.2 below, Qwest shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, storm, extreme temperatures or other similar catastrophes; or any action of any civil or military authority; national emergencies, insurrections, riots, wars, or strikes, lock-outs, work stoppages or other labor difficulties; or any other conditions or circumstances beyond the reasonable control of Qwest.

10.2     If any failure of performance on the part of Qwest described in Section
         10.1 of this Agreement shall be: (A) for thirty (30) calendar days or less, then this Agreement shall remain in effect, but ELI shall be relieved of its obligation to pay for that portion of the Services affected for the period of such failure of performance; or (B) for more than thirty (30) days within any calendar year, then ELI may terminate only that portion of any Service Order or Service Orders related to the Services so affected, by written notice to Qwest, in accordance with
         Section 8.3 of this Agreement.

10.3 If the Services are unavailable to ELI as a result of any events described in Section 10.1, ELI shall be entitled to an Outage Credit under Section 5 of the Service and Pricing Exhibit.

11.      INDEMNIFICATION:

11.1 ELI shall indemnify and hold harmless Qwest (and Qwest's affiliates, officers, directors and employees; hereafter, "QWEST'S AFFILIATES") from and against, and shall reimburse Qwest and/or Qwest's Affiliates for, any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys' fees) incurred by Qwest and/or Qwest's Affiliates and arising from or in connection with: (A) any breach of any covenant or agreement of ELI contained in this Agreement; (B) any misrepresentation or breach of any of the representations and warranties of ELI contained in this Agreement; or (C) any claims which may be asserted by parties other than ELI who have use of or access to the Services through ELI.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                        7
                                                      ELI Initials: /s/ DBS

11.2 Qwest shall indemnify and hold harmless ELI (and ELI's affiliates, officers, directors and employees; hereafter, "ELI'S AFFILIATES"), from and against, and shall reimburse ELI and/or ELI's Affiliates for, any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys' fees) incurred by ELI and/or ELI's Affiliates and arising from or in connection with: (A) any breach of any covenant or agreement of Qwest contained in this Agreement; (b) any misrepresentation or breach of any of the representations and warranties of Qwest contained in this Agreement; or (C) any claims which may be asserted by parties other than Qwest who have use of or access to the Services through Qwest.

12.      ASSIGNMENT:

         Neither party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other party, which shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign or transfer this Agreement without obtaining the consent of the other and upon prior written notice to any of its affiliates, parents or subsidiaries, provided, however, that in the case of ELI such assignee has the financial capacity to pay for the Services and in the case of Qwest, such assignee has the technical, financial and management capacity to perform Qwest's obligations which are at least equal to those of Qwest. An assignment shall be deemed to include the transfer of voting or management control.

13.      TITLE:

         Either party expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property used or supplied by the other under this Agreement.

14.      WARRANTIES AND LIMITATION OF LIABILITY:

14.1 Qwest warrants to ELI that the Services shall be provided to ELI and shall operate in accordance with the specifications attached as EXHIBIT A-3 and incorporated herein by reference and with the prevailing
         telecommunications   industry  standards  (hereinafter  the  "TECHNICAL
         STANDARDS"). If the Services are not in conformance with Technical Standards (hereinafter, a "DEFECT" or "DEFECTS"), Qwest shall promptly conform the Services to the Technical Standards.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                        8
                                                      ELI Initials: /s/ DBS

14.2 THE WARRANTIES CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. QWEST HEREBY SPECIFICALLY DISCLAIMS ANY LIABILITY TO ELI FOR INTERRUPTIONS AFFECTING THE SERVICES FURNISHED HEREUNDER TO THE EXTENT THAT THEY ARE ATTRIBUTABLE TO ELI'S INTERCONNECTION SERVICES (AS DEFINED IN SECTION 1.4 OF THE SERVICE AND PRICING EXHIBIT) OR TO ELI'S EQUIPMENT FAILURES, OR TO ELI'S BREACH OF THIS AGREEMENT.

14.3 IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF QWEST UNDER THIS AGREEMENT, INCLUDING ANY OUTAGE CREDITS, EXCEED THE TOTAL PAYMENTS PAID BY ELI TO QWEST HEREUNDER.

14.4 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OR USE, INCOME OR PROFITS, OR ANY OTHER SPECIAL OR CONSEQUENTIAL LOSSES.

14.5 Qwest shall use commercially reasonable efforts to ensure and certify that all vendor software and/or hardware used in connection with the Services provided hereunder are fully Year 2000 compliant.

15.      NON-DISCLOSURE AND PUBLICITY:

         Except as required by law, neither party shall disclose to any third party the terms and conditions of this Agreement without the prior written consent of the other party. Neither party shall use the other party's name in publicity or press releases without obtaining the other party's prior written approval, which shall not be unreasonably withheld. Confidentiality terms and conditions between the parties are as per the Confidentiality Agreement, dated June 1, 1998, attached to this Agreement as Exhibit B.

16.      USE OF FACILITIES:

         Qwest's obligation to provide the Services specified herein is conditioned upon ELI not allowing the Services to be used for any unlawful purpose; or in violation of any governmental regulations or authorizations as outlined in Section 8 of this Agreement.

17.      RESELLER CO-BRANDING EFFORT


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                        9
                                                      ELI Initials: /s/ DBS

         The parties agree to use reasonable efforts to develop a non-exclusive co-branding marketing program for products and services. The co-branding marketing program may include linkage of brands in marketing communications, product development and leverage of ELI relationships, as the parties may agree in writing. Subject to the terms of such co-branding marketing program, Qwest will grant ELI the right to incorporate the "QwestLinkedTM" logo and brand name into any sales initiative that may become a part of any such co-branding marketing programs. The parties agree to contribute marketing funds up to $150,000 per company to support these activities.

18.      MISCELLANEOUS:

18.1 Both parties shall execute such other documents, provide such information and cooperate with each other, all as may be reasonably required in connection with providing the Services and Services hereunder.

18.2 Neither this Agreement, nor the provision of Services hereunder, shall create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties.

18.3 The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a waiver of any term or condition of this Agreement.

18.4 In the event suit is brought or an attorney is retained by either party to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

18.5 This Agreement shall be construed under the laws of the State of Delaware without regard to choice of law principles.

18.6 No subsequent agreement concerning the Services or Services or modification to this Agreement shall be binding upon the parties unless it is made in writing by an authorized representative of ELI and an authorized Representative of Qwest Communications at its headquarters in Denver, Colorado.

18.7 The parties agree to use reasonable efforts to develop and implement mutually acceptable operating and support procedures in connection with the Services provided hereunder.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       10
                                                      ELI Initials: /s/ DBS

18.8 If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement, and the ELI and Qwest agrees to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

18.9 The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder.

18.10 Words having well-known technical or trade meanings shall be so construed.

18.11 All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (A) hand delivery; (B) first-class registered or certified mail with postage prepaid; (C) overnight receipted courier service; or (D) telephonically confirmed facsimile transmission, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party. Notices given in accordance with this Section shall be effective upon receipt or when receipt is refused.

         All notices to Qwest shall be addressed to:

                     Qwest Communications Corporation
                     555 17th Street, Suite 1000
                     Denver, Colorado 80202
                     Facsimile:  (303) 291-1724Phone:  (303) 291-1400
                     Attn.:  Carrier Contracts Admin.

         All notices to ELI shall be addressed to:

                     Electric Lightwave, Inc.
                     4400 NE 77th Avenue
                     Vancouver, WA 98662
                     Facsimile:  (360) 816-3822  Phone:  (360) 816-3226
                     Attn.:  James Berthot
                     CC: Legal Department

         The addresses set forth may be changed by appropriate notice to the other party.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       11
                                                      ELI Initials: /s/ DBS

18.12 This Agreement comprises the complete and exclusive statement of the agreement of the parties concerning the subject matter hereof, and supersedes all previous statements, representations, and agreements concerning the subject matter hereof, including without limitation the Qwest Private Line Services Agreement No. PL-0000337-9705-01-01, dated May 21, 1997.

18.13 This instrument may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         DATED as of the first date above written.

                       ELECTRIC LIGHTWAVE, INC.

                                   By:/s/ David B. Sharkey
                                      Name:David B. Sharkey
                                   Title:President & Chief Operating Officer

                                   Date:6/17/98

                       QWEST COMMUNICATIONS CORPORATION:

                                   By:/s/ Gregory M. Casey
                                      Name:  Gregory M. Casey
                                   Title:  Sr. Vice President, Carrier Markets

                                   Date:7/1/98

APPROVED AS TO LEGAL FORM
JUN 18, 1998
/s/ M. Wal
LAW DEPT.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       12
                                                      ELI Initials: /s/ DBS

                                    EXHIBITS


Exhibit A: Service and Pricing Exhibit to Qwest Private Line Services Agreement, consisting of seven (7) pages, dated June 1, 1998 as well as the following Schedules attached thereto:

                  SCHEDULES TO EXHIBIT A:
                  "A-1"    Service POP Ready Report
                  "A-2"    Interval Guidelines
                  "A-3"    Technical Specifications

Exhibit B:        Confidentiality Agreement

Exhibit C:        Network Map




                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       1

                                                      ELI Initials: /s/ DBS

                                    EXHIBIT A
                                       TO
                              QWEST COMMUNICATIONS
                         PRIVATE LINE SERVICES AGREEMENT

                           SERVICE AND PRICING EXHIBIT

         This Service and Pricing Exhibit (this "SERVICE AND PRICING EXHIBIT") is made as of June 1, 1998 with respect to Agreement No.
         PL-0000337-9806-01-01 (the "AGREEMENT") by and between Qwest Communications Corporation, a Delaware corporation ("QWEST"), and Electric Lightwave, Inc., a Delaware corporation ("ELI").

1.       QWEST SERVICES:
1.1 During the Term of the Agreement, Qwest will provide to ELI the Services requested by ELI in a Service Order accepted by Qwest in accordance with this Agreement.

1.2 A) Upon acceptance of a Service Order, Qwest shall notify ELI of its target date for the delivery of each Facility (the "ESTIMATED AVAILABILITY DATE"). Any Estimated Availability Date given by Qwest to ELI shall be subject to Qwest's standard and expedited interval guidelines, as amended by Qwest from time to time (the "INTERVAL GUIDELINES"). A copy of Qwest's current Interval Guidelines are attached hereto as EXHIBIT A-2.

                  B) Time is of the essence with regard to Qwest making Services available by each Estimated Availability Date and to the performance of Qwest's other obligations under this Agreement. Accordingly, Qwest will make reasonable efforts to fill every Service Order submitted by ELI to Qwest for Services which, at the time that the order is placed, are on fully completed segments of the Qwest owned fiber optic network that offer full access for ILEC and CLEC connectivity at each end POP on the requested route. If Qwest fails to deliver any DS-1 or DS-3 Services within thirty (30) calendar days of receipt and acceptance (as evidenced by the signature of a duly authorized representative of Qwest thereon) of such a Service Order, or if Qwest fails to deliver any OC-n Services within ninety (90) calendar days of receipt and acceptance (as evidenced by the signature of a duly authorized representative of Qwest thereon) of such a Service Order, then ELI may, at its option, either (1) require Qwest to obtain, on ELI's behalf, facilities from a third party substantially equivalent to the Services ordered for the term of the Service Order; or (2) obtain on its own such substantially equivalent facilities ("ALTERNATIVE SERVICES"), provided, however, that Qwest shall pay to ELI the difference between the cost of the Alternative Services and the charges which would have been payable for the Services ordered under this Agreement. If Qwest provisions


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       1

                                                      ELI Initials: /s/ DBS

                  Alternative Services, Qwest shall ensure that the Alternative Services are discontinued at Qwest's expense and replaced with Services provided by Qwest under this Agreement at such time as Qwest is able to provide such Services. If Qwest fails to obtain the Alternative Services, Qwest shall immediately advise ELI of the period by which Qwest believes that it will be in a position to provide the Services ("FUTURE AVAILABILITY DATE"), following which ELI may obtain Alternative Services. Qwest shall pay to ELI the difference between the costs of the Alternative Services and the charges which ELI paid or would have paid had Qwest provided the Services in accordance with this Agreement, provided that ELI agrees to use reasonable best efforts to minimize such costs and, to the extent commercially practicable, to negotiate terms for the provision of the Alternative Services that will permit Qwest, at Qwest's expense, to replace the Alternative Services as at the Future Availability Date with equivalent Services to be delivered by Qwest.


1.3 At each end of the city pairs (the "CITY PAIRS") on which ELI orders Services, Qwest shall provide appropriate equipment in its terminal locations necessary to connect the Services to ELI's Interconnection Services (as defined in Section 1.4 of this Service and Pricing Exhibit). If ELI desires to install its own equipment in one or more of Qwest's terminals, and Qwest, in its sole discretion, agrees to such installation, the parties shall execute the Collocation Agreement and such amounts paid by ELI to Qwest shall be a credit against the Quarterly Commitment and Revenue Commitment.

1.4 ELI agrees that ELI's Interconnection Services shall connect to the Services provided by Qwest hereunder at the network interface points located in the Qwest terminals and defined in the Specifications (as defined in Section 2.1 of this Service and Pricing Exhibit). As used herein, the term "ELI INTERCONNECTION SERVICES" shall mean transmission capacity provided by ELI or its third party supplier to extend the Services provided by Qwest from a Qwest terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

1.5 At ELI's option, for DS-3 Services and below, Qwest shall order Interconnection Services on behalf of ELI from ELI's designated supplier, provided that ELI furnishes Qwest with an acceptable letter of agency. ELI shall be billed directly by the supplier of such Interconnection Services, and ELI may, at its election, order its own Interconnection Services. If orders such Interconnection Services, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Services shall not excuse ELI's obligation to pay Qwest all Rates or charges applicable to the Services, whether or not such Services are useable by ELI. Qwest will not order Interconnection Services on behalf of ELI for OC-n Services.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       2

                                                      ELI Initials: /s/ DBS

2.       START OF SERVICES:
2.1 Start of service for each Facility (the "START OF SERVICE DATE") shall begin on the date on which ELI accepts delivery of such Facility. If ELI fails to give written notice that the Facility is in material non-compliance with the applicable industry standard and Qwest network specifications, as modified from time to time (the "SPECIFICATIONS") within thirty (30) business days after notification to ELI by Qwest that the Facility is available, ELI shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the 20th day following such notification by Qwest. Following notice by ELI of material non-compliance as set forth above, Qwest shall promptly take such action as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify ELI of a new Start of Service Date.

2.2 Notwithstanding anything in Section 2.1 of this Service and Pricing Exhibit to the contrary, ELI may delay the Start of Service Date for any Facility for up to thirty (30) days from Qwest's Estimated Availability Date by written notice to Qwest at least three business days prior to any applicable Estimated Availability Date.

3.       RATES:
         Qwest shall provide the Services at the rates (the "RATES") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes). The Rates for each Service shall also include certain Monthly Recurring and Non-Recurring charges, all as defined in this Section 3. The Rates and charges are as follows:

         (a)     DS-1 SERVICES RATES FOR INTER-EXCHANGE CARRIER ("IXC") MILEAGE:
                   (i)             BASE IXC RATES:
                           $* per DS-0 V&H Mile
                   (ii)    DS-1  NON-RECURRING  CHARGES:   $*  installation
                              charge per DS-1.

         (b)     DS-3 SERVICES RATES FOR IXC:
                   (i)             BASE IXC RATES:
                           $* per DS-0 V&H Mile
                  (ii)     DS-3 NON-RECURRING CHARGES:
                           $*  installation  charge  per  DS-3  for   all
                              services and equipment.
         (c)      OC SERVICES RATES FOR IXC:
                   (i)             BASE IXC RATES:


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       3

                                                      ELI Initials: /s/ DBS


*  Confidential   information  has  been  omitted  pursuant  to  a  request  for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                           $* per DS-0 V&H Mile
                  (ii)     OC NON-RECURRING CHARGES:
                           Installation  charge  per OC  for  all  services  and
                              equipment:
                             SERVICE                     MINIMUM NRC
                            OC-3                         $*
                            OC-12                        $*
                            OC-48                        $*

         (d)      OTHER CHARGES:
                  In addition to the foregoing Services Rates for DS-1, DS-3 and OC Services for IXC, ELI shall pay to Qwest the following additional charges, as applicable, including any and all recurring charges imposed on Qwest for the handling of calls under this agreement :

                  (i)      OTHER MONTHLY RECURRING CHARGES:
                   ~  Channel Bank:                                     each $* per month
                   ~  DS-1 cross-connect charges:                       each $* per month plus
                                                                        any pass-through charges.
                   ~  DS-3 cross-connect charges:                       each $* per month
                   ~  Cross-connect charges:                            to another CAPS provider
                                                                        $* each per month.
                   ~  LTR charges:                                      monthly charges incurred by
                                                                        LECs will be passed through
                                                                        to ELI to be paid by ELI.

                   (ii)    OTHER NON-RECURRING CHARGES:
                   ~  Expedited Order Charges:                          Waived
                   ~  DACs rearrangements:                              each $* per DS-1
                   ~  Channel Bank:                                     each $* per installation
                   ~  DS-1 cross-connect charges:                       each $* per installation
                                                                        plus any pass-through charges.
                   ~  Change of order cross-connect charges:            $* per DS-3, $*
                                                                        per DS-1
                   ~  Pre-engineering cancellation cross-connect:       $* per DS-3, $*
                                                                        per DS-1
                   ~  Post-engineering cancellation of cross-connect:   $* per DS-3, $*
                                                                        per DS-1


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                       4

                                                      ELI Initials: /s/ DBS

*  Confidential   information  has  been  omitted  pursuant  to  a  request  for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.


                                    TABLE A-1
                             TAKE-OR-PAY COMMITMENT

--------------------------------------------------------------------------------------------------------------
              EFFECTIVE DATE  QUARTERLY COMMITMENT           NUMBER OF QUARTERS  TOTAL
        06/01/98 to 09/30/98                    1,000,000.00     (4 months)                      1,000,000.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
        10/01/98 to 12/31/98                      750,000.00          1                            750,000.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
        01/01/99 to 03/31/99                    1,800,000.00          1                          1,800,000.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
        04/01/99 to 06/30/99                    3,000,000.00          1                          3,000,000.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
        07/01/99 to 12/31/07                    3,395,588.24         34                        115,450,000.16
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                               37 quarters, 3                  122,000,000.16
                                                                   months
--------------------------------------------------------------------------------------------------------------


4.       REVENUE COMMITMENT:

4.1 The total cumulative ELI revenue commitment over the Term of this Agreement shall be $122,000,000.16 on a take or pay basis ("Revenue Commitment"). Further ELI and Qwest have agreed that ELI shall commit to an average quarterly billing in those cumulative amounts as set forth above in Table A-1 ("Quarterly Revenue Commitment"). ELI's cumulative quarterly bill is subject to review by Qwest commencing with the four month period beginning on June 1, 1998. In any such quarterly period during the Term that ELI does not maintain a cumulative Quarterly Commitment amount then ELI will pay to Qwest the difference between ELI's Quarterly Commitment and the actual cumulative amounts billed ("Quarterly Deficiency Charge"). The Quarterly Deficiency Charge, if any, will be assessed and due at the same time payment is due for Services and Services provided to ELI in the next billing month. For purposes of calculating Quarterly Revenue Commitments and the Revenue Commitment, those Rates billed shall constitute revenues as of the invoice date. Furthermore, a Deficiency Charge does not apply to ELI in the event that Qwest does not bill in accordance with the terms set forth herein. Those revenues which are billed and are in excess of any Quarterly Revenue Commitment shall constitute a credit to the extent of such excess for any quarter which is designated by ELI for purposes of calculating the Quarterly Revenue Commitment.

4.2 For purposes of calculating the Revenue Commitment and the Quarterly Commitment, Qwest and ELI agree that the following billed amounts constitute a contribution to said commitments:

         (a)      Services and Services billed hereunder;


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                      5

                                                      ELI Initials: /s/ DBS

         (b)      Alternative Services obtained by either ELI or Qwest;
         (c) Services and Services ordered by ELI and not delivered by Qwest in accordance with the Specifications and terms and conditions herein;
         (d) Services ordered by ELI and provided by Qwest but said Services fail to comply with the Specifications herein during the Term;
         (e)      Deficiency Charges paid by ELI hereunder;
         (f) other services and facilities under contract prior to the execution of this Agreement; and
         (g) other services and facilities which are provided under separate contract executed during the Term.

4.3 All Services and Services under contract with Qwest and ELI prior to the execution of this Agreement will be re-priced according to the Rates specified herein beginning on June 1, 1998.

4.4 Notwithstanding the foregoing, if ELI meets or exceeds the Revenue Commitment on or before the end of the Initial Term, the Quarterly Commitment will no longer apply and Qwest will have no rights to assess ELI any Deficiencies Charges.

4.5 Upon receipt of written notice of such election, ELI may terminate the portion of the Service Order or Service Orders which pertain to such Facility or Services by delivering written notice of termination to Qwest within twenty (20) days of the date of the written notice of increase. If written notice of termination from ELI is not received within such twenty (20) day period, ELI will be deemed to have consented to the increase.

4.6 Qwest represents and warrants that the rates and charges as set forth in this Exhibit A are as favorable or better than the rates and charges between Qwest and a Similarly Situated Customer. For purposes of this section, a "SIMILARLY SITUATED CUSTOMER" is any customer of Qwest which has executed a contract for Services in comparable volumes and with a Term at least equal to that contained in this Agreement and a Revenue Commitment and/or Quarterly Commitment that is comparable to that contained in this Agreement. If Qwest provides services to any Similarly Situated Customer at rates and charges less than the rates and charges applicable to ELI as set forth in this Agreement, Qwest shall notify ELI promptly of the reduced pricing and shall immediately offer to ELI the reduced rate as of the date and in the amount offered to a Similarly Situated Customer.

FACILITY MINIMUM SERVICE TERM:

5.1 ELI acknowledges that the Rates and charges described in Section 3 of this Service and Pricing Exhibit are based on the commitment of ELI to utilize the Services for a specified minimum period of time. Therefore, notwithstanding anything in this Agreement to the contrary, ELI shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under this Agreement for each Facility for the entire Facility Minimum Service Term (as defined in Section 4.2 of this Service and Pricing Exhibit) applicable to each such Facility, regardless of whether or not ELI utilizes all or any part of such Facility during all or any part of the Facility Minimum Service Term applicable to such Facility, except as is set forth in Section 4.3 of this Service and Pricing Exhibit.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                      6

                                                      ELI Initials: /s/ DBS

5.2 The "FACILITY MINIMUM SERVICE TERM" for each Facility, is defined as follows:

         (a)   Twelve (12) months from Start of Service Date for DS-1 Services.

         (b)   Twelve (12) months from Start of Service Date for DS-3 Services.

         (c) Twelve (12) months from Start of Service Date for OC-3 and OC-12 Services.

         (d) Twenty-four (24) months from Start of Service Date for OC-48 and Services.



5.3 Notwithstanding anything in this Agreement to the contrary, ELI's obligation to pay all Rates, fees and charges which accrue under this Agreement for each Facility for the entire Facility Minimum Service Term applicable to each such Facility shall terminate, as each such Facility, if this Agreement is terminated during the Minimum Service Term which pertains to each such Facility: (A) by ELI, pursuant to Sections 8.1(a) or (b) of the Agreement, following a Default by Qwest or an increase in prices; or (B) by Qwest, pursuant to Section 8.2(b) of the Agreement, if termination by Qwest during the Minimum Service Term as to the Facility occurs other than because of a Default by ELI, or 8.2(c) of the Agreement, if Qwest terminates this Agreement because Qwest loses any required permits. UPON TERMINATION OF THIS AGREEMENT FOR ANY OTHER REASON, THE TOTAL OF ALL CHARGES REFERRED TO IN THIS
         SECTION 4 SHALL BE AT ONCE DUE AND PAYABLE, REGARDLESS OF WHETHER OR NOT ALL OF THE SERVICES MINIMUM SERVICE TERMS HAVE EXPIRED, AND MAY BE COLLECTED BY QWEST FROM ELI AS A SINGLE AMOUNT.

5.4 Qwest shall provide SONET ring back-up protection for any City-Pair on the Network Map attached as EXHIBIT C for which there is more than one route connecting the two (2) cities in that City-Pair. Qwest shall provide such back-up protection for each ring by the last City Availability Date for the cities in that ring. Using this back-up protection, in the event of an Outage on a Facility, Qwest shall, at no additional cost and without interruption, continue to provide service between the end points for that Facility by using an alternate route between the same end points.



                        Qwest Communications Corporation
                          Confidential and Proprietary
                                      7

                                                      ELI Initials: /s/ DBS

6.       OUTAGE CREDITS:

6.1 ELI acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Facility or Services are "UNAVAILABLE" (as defined in the Specifications) (hereafter an "OUTAGE"). In the event of an Outage, ELI shall be entitled to a credit (the "OUTAGE CREDIT") determined according to the following formula:

               OUTAGE CREDIT = HOURS OF OUTAGE DIVIDED BY 720 HOURS TIMES TOTAL MONTHLY CHARGE OF AFFECTED FACILITY 720 HOURS

6.2 The Outage Credit shall apply to the charges for the total mileage between end terminals of any Facility affected by an Outage; provided, however, that if any portion of the affected Facility remains beneficially used or useable by ELI between any intermediate terminals (where ELI has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by ELI to Qwest, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected Facility as evidenced by appropriate network tests by Qwest. Qwest shall give notice to ELI of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

6.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other Defect occurring in ELI's Interconnection Services.

6.4 All Outage Credits shall be credited on the next monthly invoice for the affected Facility after receipt of ELI's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by ELI to Qwest for that same month for such Facility.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                      8

                                                      ELI Initials: /s/ DBS

         DATED AS OF the first date above-written.

                           ELECTRIC LIGHTWAVE, INC.:

                                     By:/s/ David B. Sharkey
                                        Name:David B. Sharkey
                                     Title:President & Chief Operating Officer

                                     Date:6/17/98

                           QWEST COMMUNICATIONS CORPORATION:

                                     By:/s/ Gregory M. Casey
                                        Name:  Gregory M. Casey
                                     Title:  Sr. Vice President, Carrier Markets

                                     Date:7/1/98


APPROVED AS TO LEGAL FORM
JUN 18 1998
s/s M. WAL
LAW DEPT.


                        Qwest Communications Corporation
                          Confidential and Proprietary
                                      9

                                                      ELI Initials: /s/ DBS

                            SCHEDULE A-1 TO EXHIBIT A
                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT

             CURRENT ON:                6/4/98


       -----------------------------------------------------------------------------------------------------------------------------
 SEG#      POP CITY                  POP ADDRESS           LATA   ROUTE   CONST.      QWEST                 1ST ACCESS      FULL

                                                                          QWEST                              AVAIL. FOR SERVICE FOR

                                                                  MILES  DELIVERY    SEGMENT LIT  POP TYPE     QWEST       QWEST


       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 01A   CHICAGO - DETROIT                                                  6/30/98      8/21/98
                                                                    305
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Chicago       IL  20 North Wacker, Ste. 656    358                                         TI-JCT     7/22/98    7/22/98
                                  &614, Chicago, IL
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          South Bend      IN   430 S. Arnold St., South    332                                          ROW       8/24/98    9/24/98
                                    Bend, IN 46619
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Battle Creek     MI  133 Angell Street, Battle    348                                          ROW       9/24/98    9/24/98
                                   Creek, MI 49017
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Detroit       MI     5664 Commercial St.,      340                                         ROW       9/24/98    10/24/98
                                  Detroit, MI 48209
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 01B   DETROIT - CLEVELAND                                                7/22/98      8/21/98
                                                                    165
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Detroit       MI     5664 Commercial St.,      340                                         ROW       9/24/98    10/24/98
                                  Detroit, MI 48209
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Toledo        OH  735 Emerald Ave., Toledo,    326                                          ROW       9/2/98     9/16/98
                                       OH 43609
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Cleveland      OH   1501 Euclid Ave., Suite     320                                         TI-JCT    Complete    8/15/98
                               400, Cleveland, OH 44115
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 01C   CLEVELAND - PITTSBURGH                                             7/15/98      8/21/98
                                                                    162
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Cleveland      OH   1501 Euclid Ave., Suite     320                                         TI-JCT    Complete    8/15/98
                               400, Cleveland, OH 44115
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Akron        OH     844 East Wood Ave.,       325                                          ROW       8/26/98     9/9/98
                                      Akron, OH
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Youngstown      OH      633 Wilson, Ave.,        322                                          ROW       8/26/98    8/26/98
                                 Youngstown, OH 44503
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Pittsburgh      PA  733 Gross St., Pittsburg,    234                                          ROW       8/26/98     9/9/98
                                          PA
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 01D   PITTSBURGH - PHILADELPHIA                                          7/20/98      8/21/98
                                                                    356
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Pittsburgh      PA  733 Gross St., Pittsburg,    234                                          ROW       8/26/98     9/9/98
                                          PA
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Altoona       PA    Intersection of Union                                                   ROW       8/26/98     9/9/98
                                     Ave. & 24th
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Harrisburg      PA     1979 N. Seventh St.,      226                                          ROW       8/26/98     9/9/98
                                 Harrisburg, PA 17103
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Philadelphia     PA       38th & Wyalusing        228                                        ROW-JCT     7/29/98    8/15/98
                                       Streets,
                                Philadelphia, PA 19104
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 01E   PHILADELPHIA - WASHINGTON DC                                       6/30/98      7/24/98
                                                                    138
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Philadelphia     PA       38th & Wyalusing        228                                        ROW-JCT     7/29/98    8/15/98
                                       Streets,
                                Philadelphia, PA 19104
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Wilmington      DE    Governor Printz Blvd.,     228                                          ROW       7/29/98    7/29/98
                                  and Edgemoor Rd.,
                                 Wilmington, DE 19802
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Baltimore      MD     Lanvale and St. Paul      238                                          ROW       7/29/98    7/29/98
                                 Streets, Balitimore,
                                       MD 21201
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Washington      DC    60 Massachusetts Ave.,     236                                          ROW       7/29/98    7/29/98
                                  NE, Washington, DC
                                        20002
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 02A   CLEVELAND - COLUMBUS                                              COMPLETE      COMPLETE
                                                                    133
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Cleveland      OH   1501 Euclid Ave., Suite     320                                         TI-JCT    Complete    8/15/98
                               400, Cleveland, OH 44115
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Columbus       OH      376 W. Broad St.,        324                                          ROW       8/8/98      9/8/98
                                  Columbus, OH 43215
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 02B   COLUMBUS - CINCINNATI                                             COMPLETE      COMPLETE
                                                                    125
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Columbus       OH      376 W. Broad St.,        324                                          ROW       8/8/98      9/8/98
                                  Columbus, OH 43215
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Dayton        OH     512 Miami Blvd East,      328                                          ROW      Complete    6/20/98
                                   Dayton, OH 45402
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Cincinnati      OH        607 Evans St.,         922                                        ROW-JCT    Complete    8/15/98
                                 Cincinnati, OH 45203
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  3    INDIANAPOLIS - LOUISVILLE                                          6/15/98      8/22/98
                                                                    110
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Indianapolis     IN  550 Kentucky Ave., Ste 2,    336                                        TI-JCT    Complete    Complete
                                Indianapolis, IN 46225
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Louisville      KY                               462                                          ROW       12/1/98    12/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  4    INDIANAPOLIS - CHICAGO                                             6/30/98      7/22/98
                                                                    215
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Indianapolis     IN  550 Kentucky Ave., Ste 2,    336                                        TI-JCT    Complete    Complete
                                Indianapolis, IN 46225
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Chicago       IL  20 North Wacker, Ste. 656    358                                         TI-JCT     7/22/98    7/22/98
                                  &614, Chicago, IL
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  5    INDIANAPOLIS - ST. LOUIS                                          COMPLETE      COMPLETE
                                                                    248
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Indianapolis     IN  550 Kentucky Ave., Ste 2,    336                                        TI-JCT    Complete    Complete
                                Indianapolis, IN 46225
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           St. Louis      MO   20 Ferry St., St. Louis,    520                                          ROW      Complete    6/15/98
                                       MO 63147
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  6    ST. LOUIS - KANSAS                                                 COMPLETE      COMPLETE
       CITY                                                         297
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           St. Louis      MO   20 Ferry St., St. Louis,    520                                          ROW      Complete    6/15/98
                                       MO 63147
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Kansas City     MO   1301 W. 25th St. Kansas     524                                       ROW-JCT    Complete    Complete
                                    City, MO 64108
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  7    KANSAS CITY - TOPEKA                                               COMPLETE      COMPLETE
                                                                    75
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Kansas City     MO   1301 W. 25th St. Kansas     524                                       ROW-JCT    Complete    Complete
                                    City, MO 64108
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Topeka        KS     301 Northwest Tyler       534                                         ROW      Complete    Complete
                                 Ave,Topeka, KS 66603
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  8    DENVER - TOPEKA                                                    COMPLETE      COMPLETE
                                                                    565
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Denver        CO   910 15th St., Suite 200,    656                                        TI-JCT    Complete    Complete
                                   Denver, CO 80202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Topeka        KS     301 Northwest Tyler       534                                         ROW      Complete    Complete
                                 Ave,Topeka, KS 66603
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 09A   DENVER - GRAND JUNCTION                                            COMPLETE      COMPLETE
                                                                    271
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Denver        CO   910 15th St., Suite 200,    656                                        TI-JCT    Complete    Complete
                                   Denver, CO 80202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Grand Junction    CO   2805 HWY 6 - 24/ Unit B,    656                                         ROW      Complete    Complete
                               Grand Junction, CO 81501
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 09B   GRAND JUNCTION - SALT LAKE CITY                                    COMPLETE      COMPLETE
                                                                    295
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Grand Junction    CO   2805 HWY 6 - 24/ Unit B,    656                                         ROW      Complete    Complete
                               Grand Junction, CO 81501
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Provo        UT     978 West 400 South,       660                                         ROW      Complete    Complete
                                   Provo, UT 84601
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Salt Lake City    UT    136 East South Temple,     660                                        TI-POP    Complete    Complete
                               Ste 1560, SLC, UT nozip
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 10A   SALT LAKE CITY - RENO                                              COMPLETE      COMPLETE
                                                                    575
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Salt Lake City    UT    136 East South Temple,     660                                        TI-POP    Complete    Complete
                               Ste 1560, SLC, UT nozip
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Reno         NV   200 South Virginia, Ste.    720                                        TI-POP    Complete    Complete
                                  630 Reno, NV 89505
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 10B   RENO - ROSEVILLE/SACRAMENTO                                        COMPLETE      COMPLETE
                                                                    136
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Reno         NV   200 South Virginia, Ste.    720                                        TI-POP    Complete    Complete
                                  630 Reno, NV 89505
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Roseville      CA          MP 106.81            726                                       ROW-JCT    Complete    Complete
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Sacramento      CA    One City Centre, 770 L     726                                        TI-JCT    Complete    Complete
                               St. #600, Sacramento, CA
                                        95814
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 11A   ROSEVILLE/SACRAMENTO - OAKLAND                                     COMPLETE      COMPLETE
                                                                    111
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Roseville      CA          MP 106.81            726                                       ROW-JCT    Complete    Complete
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Sacramento      CA    One City Centre, 770 L     726                                        TI-JCT    Complete    Complete
                               St. #600, Sacramento, CA
                                        95814
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Oakland       CA      260 - 5th Avenue,        722                                         ROW      Complete    Complete
                                  Oakland, CA 94601
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 11B   OAKLAND - SAN JOSE                                                 COMPLETE      COMPLETE
                                                                    43
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Oakland       CA      260 - 5th Avenue,        722                                         ROW      Complete    Complete
                                  Oakland, CA 94601
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           San Jose       CA    55 Almaden Blvd., 3rd      722                                        TI-POP    Complete    Complete
                              Floor, San Jose, CA 95113
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 12A   SAN JOSE - SALINAS                                                 COMPLETE      COMPLETE
                                                                    71
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           San Jose       CA    55 Almaden Blvd., 3rd      722                                        TI-POP    Complete    Complete
                              Floor, San Jose, CA 95113
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Salinas-915C&D    CA     915-C&D Harkins Rd.       736                                        TI-POP    Complete    Complete
                                  Salinas, CA 93901
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 12B   SALINAS - SAN LUIS OBISPO                                          COMPLETE      COMPLETE
                                                                    132
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Salinas-915C&D    CA     915-C&D Harkins Rd.       736                                        TI-POP    Complete    Complete
                                  Salinas, CA 93901
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        San Luis Obispo   CA  2482 Victoria Avenue, San    740                                         ROW      Complete    Complete
                                   Luis Obispo, CA
                              93401(QCC) ; 999 Lawrence
                                Drive (Frontier & GTE)
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 12C   SAN LUIS OBISPO - SANTA BARBARA                                    COMPLETE      COMPLETE
                                                                    119
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        San Luis Obispo   CA  2482 Victoria Avenue, San    740                                         ROW      Complete    Complete
                                   Luis Obispo, CA
                              93401(QCC) ; 999 Lawrence
                                Drive (Frontier & GTE)
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Santa-Barbara    CA  Lyon Building, 27 E. Cota    740                                        TI-POP    Complete    Complete
                                St., 2nd Floor, Santa
                                  Barbara, CA 93101
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 12D   SANTA-BARBARA - LOS ANGELES                                        COMPLETE      COMPLETE
                                                                    107
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Santa-Barbara    CA  Lyon Building, 27 E. Cota    740                                        TI-POP    Complete    Complete
                                St., 2nd Floor, Santa
                                  Barbara, CA 93101
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Los Angeles-17    CA  One Wilshire Bldg. 624 S.    730                                        TI-POP    Complete    Complete
                              Grand #1700, Los Angeles,
                                       CA 90017
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 13A   LOS ANGELES - ANAHEIM                                              COMPLETE      COMPLETE
                                                                    32
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Los Angeles-17    CA  One Wilshire Bldg. 624 S.    730                                        TI-POP    Complete    Complete
                              Grand #1700, Los Angeles,
                                       CA 90017
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Anaheim       CA   704 N. Valley St. Stes.     730                                         TI-POP    Complete    6/15/98
                              Y&Z, Bldg. B, Anaheim, CA
                                        92801
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 13B   ANAHEIM - SAN DIEGO                                                COMPLETE      COMPLETE
                                                                    132
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Anaheim       CA   704 N. Valley St. Stes.     730                                         TI-POP    Complete    6/15/98
                              Y&Z, Bldg. B, Anaheim, CA
                                        92801
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           San Diego      CA   4216 University Avenue,     732                                         TI-POP    Complete     7/1/98
                              Suites 2&3, San Diego, CA
                                        92105
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 13C   SAN DIEGO - YUMA                                                   COMPLETE      COMPLETE
                                                                    235
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           San Diego      CA   4216 University Avenue,     732                                         TI-POP    Complete     7/1/98
                              Suites 2&3, San Diego, CA
                                        92105
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Yuma         AZ  900 E. 20th Street, Yuma,    666                                          ROW       8/1/98      8/1/98
                                       AZ 85364
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 13D   YUMA - PHOENIX                                                     COMPLETE      COMPLETE
                                                                    187
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Yuma         AZ  900 E. 20th Street, Yuma,    666                                          ROW       8/1/98      8/1/98
                                       AZ 85364
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Phoenix       AZ      429 S. 6th Drive,        666                                          ROW       8/1/98     8/15/98
                                  Phoenix, AZ 85003
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 14A   PHOENIX - TUCSON                                                   COMPLETE      COMPLETE
                                                                    123
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Phoenix       AZ      429 S. 6th Drive,        666                                          ROW       8/1/98     8/15/98
                                  Phoenix, AZ 85003
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Tucson        AZ  210 West Elm St., Tucson,    668                                         TI-POP     8/1/98     8/15/98
                                       AZ 85705
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 14B   TUCSON - EL PASO                                                   COMPLETE      COMPLETE
                                                                    310
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Tucson        AZ  210 West Elm St., Tucson,    668                                        TI-POP     8/1/98     8/15/98
                                       AZ 85705
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            El Paso       TX   Texas Comm. Bank Bldg.,     540                                        TI-JCT    Complete    Complete
                               201 E. Main St., #1410,
                                  El Paso, TX 79901
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 15A   EL PASO - SAN ANTONIO                                              COMPLETE      COMPLETE
                                                                    586
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            El Paso       TX   Texas Comm. Bank Bldg.,     540                                        TI-JCT    Complete    Complete
                               201 E. Main St., #1410,
                                  El Paso, TX 79901
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          San Antonio     TX    231 Rotary Avenue, San     566                                         TI-POP    Complete     7/1/98
                                  Antonio, TX 98202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 15B   SAN ANTONIO - AUSTIN                                               COMPLETE      COMPLETE
                                                                    85
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          San Antonio     TX    231 Rotary Avenue, San     566                                         TI-POP    Complete     7/1/98
                                  Antonio, TX 98202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Austin        TX  4118 1/2 Bluestein Blvd.,    558                                          ROW      Complete    6/30/98
                                   Austin, TX 78721
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 15C   AUSTIN - HOUSTON                                                   COMPLETE      COMPLETE
                                                                    221
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Austin        TX  4118 1/2 Bluestein Blvd.,    558                                          ROW      Complete    6/30/98
                                   Austin, TX 78721
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Houston       TX     777 Walker St. C-170      560                                        TI-POP    Complete    Complete
                                  Houston, TX 77002
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  16   HOUSTON - DALLAS                                                   COMPLETE      COMPLETE
                                                                    269
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Houston       TX     777 Walker St. C-170      560                                        TI-POP    Complete    Complete
                                  Houston, TX 77002
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Bryan        TX     124 E. 26th Street,       570                                        TI-POP    Complete    Complete
                                  Bryan, Texas 77803
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Dallas-2323     TX   2323 Bryan St., Dallas,     552                                        TI-POP    Complete    Complete
                                TX 75201 & 4316 Bryan
                                   St., Dallas, TX
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 16F   HOUSTON - DALLAS OVERBUILD                                         COMPLETE      COMPLETE
                                                                    269
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Houston       TX     777 Walker St. C-170      560                                        TI-POP    Complete    Complete
                                  Houston, TX 77002
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Bryan        TX     124 E. 26th Street,       570                                        TI-POP    Complete    Complete
                                  Bryan, Texas 77803
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Dallas-2323     TX   2323 Bryan St., Dallas,     552                                        TI-POP    Complete    Complete
                                TX 75201 & 4316 Bryan
                                   St., Dallas, TX
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 17A   DALLAS - OKLAHOMA CITY                                             COMPLETE      COMPLETE
                                                                    264
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Dallas-2323     TX   2323 Bryan St., Dallas,     552                                        TI-POP    Complete    Complete
                                TX 75201 & 4316 Bryan
                                   St., Dallas, TX
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Fort Worth      TX  1119 Northeast 23rd., Ft.    552                                          ROW      Complete     7/1/98
                                   Worth, TX 76102
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Oklahoma City    OK  620 S. Santa Fe, Oklahoma    536                                          ROW       6/15/98    7/15/98
                                    City,OK 73219
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 17B   OKLAHOMA CITY - TULSA                                              COMPLETE      COMPLETE
                                                                    119
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Oklahoma City    OK  620 S. Santa Fe, Oklahoma    536                                          ROW       6/15/98    7/15/98
                                    City,OK 73219
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Tulsa        OK    419 E. 1st St., Tulsa,     538                                          ROW      Complete    6/30/98
                                       OK 74120
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 17C   TULSA - KANSAS CITY                                                COMPLETE      COMPLETE
                                                                    256
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Tulsa        OK    419 E. 1st St., Tulsa,     538                                          ROW      Complete    6/30/98
                                       OK 74120
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Kansas City     MO   1301 W. 25th St. Kansas     524                                       ROW-JCT    Complete    Complete
                                    City, MO 64108
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  18   CINCINNATI - INDIANAPOLIS                                          COMPLETE      COMPLETE
                                                                    117
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Cincinnati      OH        607 Evans St.,         922                                        ROW-JCT    Complete    8/15/98
                                 Cincinnati, OH 45203
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Indianapolis     IN  550 Kentucky Ave., Ste 2,    336                                        TI-JCT    Complete    Complete
                                Indianapolis, IN 46225
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 19A   LOUISVILLE - NASHVILLE                                              7/15/98      8/26/98
                                                                    189
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Louisville      KY                               462                                          ROW       12/1/98    12/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Bowling Green    KY      24 East 10th Ave.,       464                                          ROW       9/1/98     9/14/98
                               Bowling Green, KY 42102
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Nashville      TN      1217 Litton Ave. ,       470                                          ROW       9/1/98     9/14/98
                                 Nashville, TN 37216
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 19B   NASHVILLE - CHATTANOOGA                                            10/31/98      11/22/98
                                                                    147
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Nashville      TN      1217 Litton Ave. ,       470                                          ROW       9/1/98     9/14/98
                                 Nashville, TN 37216
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Chattanooga     TN        17th & Slayton         472                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 19C   CHATTANOOGA - ATLANTA                                               8/31/98      9/22/98
                                                                    137
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Chattanooga     TN        17th & Slayton         472                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Atlanta       GA  55 Marietta Street, Suite    438                                        TI-POP    11/14/98    11/28/98
                               1450, Atlanta, GA 30303
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 20A   ATLANTA - CHARLOTTE                                                 9/30/98      11/12/98
                                                                    261
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Atlanta       GA  55 Marietta Street, Suite    438                                        TI-POP    11/14/98    11/28/98
                               1450, Atlanta, GA 30303
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Greenville      SC                               430                                          ROW       12/1/98    12/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Charlotte      NC     701 E. Trade Street,      422                                        TI-JCT    11/14/98    11/28/98
                                Suite D Charlotte, NC
                                        28202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 20B   CHARLOTTE - RALEIGH                                                 9/30/98      11/12/98
                                                                    174
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Charlotte      NC     701 E. Trade Street,      422                                        TI-JCT    11/14/98    11/28/98
                                Suite D Charlotte, NC
                                        28202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Greensboro      NC                               424                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Raleigh       NC                               426                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 20C   RALEIGH - RICHMOND                                                  9/30/98      11/12/98
                                                                    301
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Raleigh       NC                               426                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Rocky Mount     NC   100 W. Goldleaf Street,     951                                         ROW      11/14/98    11/14/98
                                Rocky Mount, NC 27804
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Portsmouth      VA                               252                                         ROW      11/14/98    11/14/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Richmond       VA                               248                                         ROW      11/14/98    11/14/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 20D   RICHMOND - WASHINGTON DC                                            9/30/98      11/12/98
                                                                    110
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Richmond       VA         727 Hospital          248                                         ROW      11/14/98    11/14/98
                                   Street Richmond,
                                      VA, 23219
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Fredericksburg    VA      901 Gunnery Road,        246                                         ROW      11/14/98    11/14/98
                                Fredricksburg, VA22401
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Washington      DC    60 Massachusetts Ave.,     236                                         ROW       7/29/98    7/29/98
                                  NE, Washington, DC
                                        20002
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 21A   CHICAGO - MILWAUKEE                                                 11/2/98      11/30/98
                                                                    84
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Chicago       IL  20 North Wacker, Ste. 656    358                                         TI-JCT     7/22/98    7/22/98
                                  &614, Chicago, IL
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Milwaukee      WI                               356                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 21B   MILWAUKEE - GREEN BAY                                               11/2/98      11/30/98
                                                                    118
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Milwaukee      WI                               356                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Green Bay      WI                               350                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 21C   GREEN BAY - MINNEAPOLIS                                             11/2/98      11/30/98
                                                                    295
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Green Bay      WI                               350                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Eau Claire      WI                               352                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Minneapolis     MN                               628                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 21D   MINNEAPOLIS - DES MOINES                                            11/2/98      11/30/98
                                                                    281
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Minneapolis     MN                               628                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Owatonna       MN                               620                                         ROW       12/1/98    12/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Des Moines      IA     101 16th Street, Des      632                                         ROW       12/1/98    12/15/98
                                   Moines, IA 50309
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 22C   DES MOINES - OMAHA                                                  7/30/98      11/30/98
                                                                    140
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Des Moines      IA     101 16th Street, Des      632                                         ROW       12/1/98    12/15/98
                                   Moines, IA 50309
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Omaha        NE                               644                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 22D   OMAHA - TOPEKA                                                      7/30/98      11/30/98
                                                                    224
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Omaha        NE                               644                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Lincoln       NE    540 South 2nd Street,      958                                         ROW       12/1/98    12/15/98
                                  Lincoln, NE 68508
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Topeka        KS     301 Northwest Tyler       534                                         ROW      Complete    Complete
                                 Ave,Topeka, KS 66603
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  23   DENVER - EL PASO                                                   COMPLETE      COMPLETE
                                                                    746
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Denver        CO   910 15th St., Suite 200,    656                                        TI-JCT    Complete    Complete
                                   Denver, CO 80202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
       Colorado Springs   CO     335 S. Conejos St.,       658                                          ROW       7/20/98     8/3/98
                                 Colorado Springs, CO
                                        80903
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Pueblo        CO   211 Plum St, Pueblo, CO     658                                          ROW       8/1/98      8/1/98
                                        81003
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Santa Fe       NM                               664                                          ROW       8/15/98    8/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Albuquerque     NM        104 Gold St. ,         664                                          ROW       8/1/98     8/15/98
                                Albuquerque, NM 87110
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            El Paso       TX   Texas Comm. Bank Bldg.,     540                                        TI-JCT    Complete    Complete
                               201 E. Main St., #1410,
                                  El Paso, TX 79901
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 23F   DENVER - EL PASO OVERBUILD                                         COMPLETE      COMPLETE
                                                                    746
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Denver        CO   910 15th St., Suite 200,    656                                        TI-JCT    Complete    Complete
                                   Denver, CO 80202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
       Colorado Springs   CO     335 S. Conejos St.,       658                                          ROW       7/20/98     8/3/98
                                 Colorado Springs, CO
                                        80903
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Pueblo        CO   211 Plum St, Pueblo, CO     658                                          ROW       8/1/98      8/1/98
                                        81003
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Santa Fe       NM                               664                                          ROW       8/15/98    8/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Albuquerque     NM     104 Gold Ave., SE ,       664                                          ROW       8/1/98     8/15/98
                                Albuquerque, NM 87110
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            El Paso       TX   Texas Comm. Bank Bldg.,     540                                        TI-JCT    Complete    Complete
                               201 E. Main St., #1410,
                                  El Paso, TX 79901
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 24A   SACRAMENTO - CHICO                                                 COMPLETE      COMPLETE
                                                                    98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Sacramento      CA    One City Centre, 770 L     726                                        TI-JCT    Complete    Complete
                               St. #600, Sacramento, CA
                                        95814
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Chico        CA  901 Dayton Circle, Chico,    724                                         ROW      Complete    Complete
                                       CA 95928
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 24B   CHICO - REDDING                                                    COMPLETE      COMPLETE
                                                                    75
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Chico        CA  901 Dayton Circle, Chico,    724                                         ROW      Complete    Complete
                                       CA 95928
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Redding       CA     2836 Railroad Ave.,       724                                          ROW       6/15/98    6/15/98
                                  Redding, CA 96001
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 24C   REDDING - MEDFORD                                                  COMPLETE      COMPLETE
                                                                    177
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Redding       CA     2836 Railroad Ave.,       724                                          ROW       6/15/98    6/15/98
                                  Redding, CA 96001
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Medford       OR     1 East Clark Street,      670                                          ROW       8/1/98      8/1/98
                                  Medford, OR 97501
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 24D   MEDFORD - EUGENE                                                   COMPLETE      COMPLETE
                                                                    206
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Medford       OR     1 East Clark Street,      670                                          ROW       8/1/98      8/1/98
                                  Medford, OR 97501
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Eugene        OR     1460 Railroad Ave.,       670                                          ROW       9/15/98    9/30/98
                                   Eugene, OR 97402
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 24E   EUGENE - PORTLAND                                                  COMPLETE      COMPLETE
                                                                    123
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Eugene        OR     1460 Railroad Ave.,       670                                          ROW       9/15/98    9/30/98
                                   Eugene, OR 97402
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Salem        OR   2080 Hyacynth, Salem, OR    672                                          ROW       8/1/98     8/15/98
                                        97303
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Portland       OR  707 Southwest Washington,    672                                        TI-POP    Complete    Complete
                               Suite 400, Portland, OR
                                        97205
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  25   PORTLAND -                                                         COMPLETE      COMPLETE
       SEATTLE                                                      182
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Portland       OR  707 Southwest Washington,    672                                        TI-POP    Complete    Complete
                               Suite 400, Portland, OR
                                        97205
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Seattle       WA     2001 6th Ave., Suite      674                                         TI-POP     6/7/98      6/7/98
                               2802, Seattle, WA 98121
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 26A   SACRAMENTO - STOCKTON                                              COMPLETE      COMPLETE
                                                                    50
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Sacramento      CA    One City Centre, 770 L     726                                        TI-JCT    Complete    Complete
                               St. #600, Sacramento, CA
                                        95814
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Stockton       CA      952 E. Lindsay St.       738                                          ROW      Complete    7/15/98
                                  Stockton, CA 95202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 26B   STOCKTON - BAKERSFIELD                                              9/30/98      1/22/99
                                                                    230
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Stockton       CA      952 E. Lindsay St.       738                                          ROW      Complete    7/15/98
                                  Stockton, CA 95202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Fresno        CA    1458 H Street, Fresno,     728                                          ROW       2/1/99      2/1/99
                                       CA 93721
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Bakersfield     CA        900 Sumner St.         734                                          ROW       2/1/99      2/1/99
                                Bakersfield, CA 93305
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 26C   BAKERSFIELD - LOS ANGELES                                          12/31/98      1/22/99
                                                                    133
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Bakersfield     CA        900 Sumner St.         734                                          ROW       2/1/99      2/1/99
                                Bakersfield, CA 93305
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Los Angeles-17    CA  One Wilshire Bldg. 624 S.    730                                        TI-POP    Complete    Complete
                              Grand #1700, Los Angeles,
                                       CA 90017
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  27   SAN JOSE - SAN FRANCISCO                                           COMPLETE      COMPLETE
                                                                    56
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           San Jose       CA    55 Almaden Blvd., 3rd      722                                        TI-POP    Complete    Complete
                              Floor, San Jose, CA 95113
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
       San Francisco-60   CA     60 Federal St., San       722                                        TI-POP    Complete    Complete
                                 Francisco, CA 94107
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 28A   BOSTON - ALBANY                                                     8/15/98      9/11/98
                                                                    208
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Boston        MA   230 Congress, Suite 800,    128                                         TI-POP     9/15/98    9/30/98
                                      Boston, MA
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Worcester      MA                               128                                          ROW       9/15/98    9/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Westfield      MA    8 Williams Riding Way,     126                                          ROW       9/15/98    9/15/98
                                 Westfield, MA 81085
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Albany        NY   11 N. Pearl, Suite 301,     134                                         TI-JCT     6/30/98    6/30/98
                                   Albany, NY 12207
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 28B   ALBANY - BUFFALO                                                   COMPLETE      COMPLETE
                                                                    298
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Albany        NY   11 N. Pearl, Suite 301,     134                                         TI-JCT     6/30/98    6/30/98
                                   Albany, NY 12207
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Utica        NY   Utica Toll Station, Exit    136                                          ROW       7/31/98    7/31/98
                               31, M.P. 232.85, Utica,
                                       NY 13501
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Syracuse       NY   Mattydale Toll Station,     136                                          ROW       7/31/98    7/31/98
                                Exit 36, M.P. 282.93,
                                  Syracuse, NY 13211
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Rochester      NY  Scottsville Travel Plaza,    974                                          ROW       7/31/98    7/31/98
                                PO Box 8, Farrell Rd.,
                                Scottsville, NY 14546
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Buffalo       NY    1080 Harlem Rd., City      140                                          ROW       7/31/98    7/31/98
                                 Line Toll Barriers,
                               Station 71, M.P. N O,53,
                                  Buffalo, NY 14206
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 28C   BUFFALO - CLEVELAND                                                COMPLETE      COMPLETE
                                                                    197
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Buffalo       NY    1080 Harlem Rd., City      140                                          ROW       7/31/98    7/31/98
                                 Line Toll Barriers,
                               Station 71, M.P. N O,53,
                                  Buffalo, NY 14206
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Cleveland      OH   1501 Euclid Ave., Suite     320                                         TI-JCT    Complete    8/15/98
                               400, Cleveland, OH 44115
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  29   ALBANY - NEW YORK CITY                                             COMPLETE      COMPLETE
                                                                    157
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Albany        NY   11 N. Pearl, Suite 301,     134                                         TI-JCT     6/30/98    6/30/98
                                   Albany, NY 12207
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Poughkeepsie     NY   New Paltz Toll Station,     133                                          ROW       7/31/98    7/31/98
                                Exit 18, New Paltz, NY
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         White Plains     NY    Ardsley Travel Plaza,      132                                          ROW       7/31/98    7/31/98
                                 Exit 8, Ardsley, NY
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           New York       NY    60 Hudson St. Ste 118,     132                                        TI-POP    Complete    Complete
                                  New York, NY 10013
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  30   NEW YORK CITY - PHILADELPHIA                                        5/31/98      7/24/98
                                                                    95
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           New York       NY    60 Hudson St. Ste 118,     132                                        TI-POP    Complete    Complete
                                  New York, NY 10013
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Newark        NJ     Raymond Plaza West,       224                                          ROW       7/29/98    8/15/98
                                   Newark, NJ 07102
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Trenton       NJ     260 Monmouth Street,      222                                          ROW       7/29/98    8/15/98
                                  Trenton, NJ 08609
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Philadelphia     PA       38th & Wyalusing        228                                        ROW-JCT     7/29/98    8/15/98
                                       Streets,
                                Philadelphia, PA 19104
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  40   HOUSTON - NEW ORLEANS                                               2/28/99      3/22/99
                                                                    374
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Houston       TX     777 Walker St. C-170      560                                        TI-POP    Complete    Complete
                                  Houston, TX 77002
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Beaumont       TX                               562                                          ROW       4/1/99      4/1/99
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Lake Charles     LA   129 West Railroad, Lake     488                                          ROW       4/1/99     4/15/99
                                  Charles, LA 70601
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Lafayette      LA     375 South Chestnut,       488                                          ROW       4/1/99     4/15/99
                                 Lafayette, LA 70501
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          New Orleans     LA     2465 N. Peters, New       490                                         TI-POP     4/1/99     4/15/99
                                  Orleans, LA 70117
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 41A   NEW ORLEANS - MOBILE                                                6/30/99      7/22/99
                                                                    142
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          New Orleans     LA     2465 N. Peters, New       490                                         TI-POP     4/1/99     4/15/99
                                  Orleans, LA 70117
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Mobile        AL  801 Water Street, Mobile,    480                                          ROW       8/1/99     8/15/99
                                       AL 36633
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 41B   MOBILE - PENSACOLA                                                  6/30/99      7/22/99
                                                                    60
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Mobile        AL  801 Water Street, Mobile,    480                                          ROW       8/1/99     8/15/99
                                       AL 36633
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Pensacola      FL     90 East Maxwell St.,      448                                          ROW       8/1/99     8/15/99
                                    Pensacola, FL
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 42A   PENSACOLA - TALLAHASSEE                                             3/31/99      7/22/99
                                                                    207
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------                           ---------------------------------------------------------------------------
           Pensacola      FL     90 East Maxwell St.,      448                                          ROW       8/1/99     8/15/99
                                    Pensacola, FL
       -----------------------                           ---------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Tallahassee     FL                               953                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 42B   TALLAHASSEE - LAKE CITY                                             9/30/98      11/7/98
                                                                    164
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Tallahassee     FL                               953                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Lake City      FL                               452                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 42C   LAKE CITY - JACKSONVILLE                                    SEE     9/30/98      11/7/98
                                                                    42B
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Lake City      FL                               452                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Jacksonville     FL                               452                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  43   ATLANTA - TALLAHASSEE                                               9/30/98      11/7/98
                                                                    325
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Atlanta       GA  55 Marietta Street, Suite                                               TI-POP    11/14/98    11/28/98
                               1450, Atlanta, GA 30303        438
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Macon        GA                                                                            ROW       12/1/98    12/1/98
                                                              446
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Albany(GA)      GA                                                                           TI-JCT     12/1/98    12/1/98
                                                              444
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Tallahassee     FL                                                                           ROW       12/1/98    12/15/98
                                                              953
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  44   LAKE CITY - TAMPA                                                  10/15/98      11/7/98
                                                                    257
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Lake City      FL                               452                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Orlando       FL                               458                                        TI-POP     12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Tampa        FL                               952                                        TI-ROW     12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  45   TAMPA - MIAMI                                                       1/15/99       2/7/99
                                                                    282
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Tampa        FL                               952                                        TI-ROW     12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Naples        FL                               939                                          ROW       2/15/99    2/15/99
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Miami        FL                               460                                        TI-POP     12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  46   MIAMI - JACKSONVILLE                                                9/30/98      10/27/98
                                                                    349
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Miami        FL                               460                                        TI-POP     12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        Ft. Lauderdale    FL                               460                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
        West Palm Beach   FL                               460                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Melbourne      FL                               458                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Daytona Beach    FL                               456                                         ROW      10/30/98    11/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Jacksonville     FL                               452                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
 47A   JACKSONVILLE - AUGUSTA                                               3/1/99       3/22/99
                                                                    276
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         Jacksonville     FL                               452                                         ROW       12/1/98    12/15/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Savannah       GA                               440                                          ROW       4/1/99     4/15/99
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Augusta       GA                               442                                          ROW       3/1/99     3/15/99
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  48   AUGUSTA - CHARLOTTE                                                  2/1/99       2/22/99
                                                                    192
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Augusta       GA                               442                                          ROW       3/1/99     3/15/99
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Columbia       SC                               434                                          ROW       3/1/99     3/15/99
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Charlotte      NC    200 S. College Street,     422                                        TI-JCT    11/14/98    11/28/98
                               22nd Fl., Charlotte, NC
                                        28202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  49   PROVIDENCE - STAMFORD (BOS-NYC)                                     9/30/98      10/23/98
                                                                    288
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           New York       NY    60 Hudson St. Ste 118,     132                                        TI-POP    Complete    Complete
                                  New York, NY 10013
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Providence      RI                               130                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Greenhill      RI                               130                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          New London      CT                               920                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           New Haven      CT                               920                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Bridgeport      CT                               920                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Stamford       CT                               920                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          Framingham      MA                               128                                                    11/1/98    11/1/98
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Boston        MA   230 Congress, Suite 800,    128                                                    9/15/98    9/30/98
                                   Boston, MA 21100
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
         White Plains     NY    Ardsley Travel Plaza,      132                                          ROW       7/31/98    7/31/98
                                 Exit 8, Ardsley, NY
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
  61   SAN ANTONIO - LAREDO
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
          San Antonio     TX    231 Rotary Avenue, San     566                                         TI-POP    Complete     7/1/98
                                  Antonio, TX 98202
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
            Laredo        TX                                                                            ROW
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
       NEW POPS
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
             Boise        ID             TBD                                                            TBD         TBD        TBD
       -----------------------------------------------------------------------------------------------------------------------------
       -----------------------------------------------------------------------------------------------------------------------------
           Las Vegas      NV             TBD                                                            TBD         TBD        TBD
       -----------------------------------------------------------------------------------------------------------------------------


                                                        .











                                          3                 5        6                                   7          17          17



                            SCHEDULE A-2 TO EXHIBIT A
-------------------------------------------------------------------------------------------------------------------
                     STANDARD & EXPEDITE INTERVAL GUIDELINES
-------------------------------------------------------------------------------------------------------------------

These are the standard  order  intervals  for  domestic  services on Qwest Owned
Fiber Optic Network ("On -Net" services). If you have any questions regarding the interval process, please contact your Sales Director.

                                                                        TOTAL SERVICE INTERVAL IN
                                                                        CALENDAR DAYS

SERVICE TYPE                                                            STANDARD            EXPEDITE

OPTICAL:
POP TO POP (OC-3)                                                       28                  ICB
POP TO POP (ALL OTHERS)                                                 ICB                 ICB
LOA PROVIDER                                                            ICB                 ICB
LEC TO LEC                                                              ICB                 ICB
CAP TO CAP                                                              ICB                 ICB
CAP TO LEC                                                              ICB                 ICB
CROSS CONNECTS                                                          ICB                 ICB

DS-3:
POP TO POP                                                              15                  ICB
LOA PROVIDED                                                            15                  ICB
LEC TO LEC                                                              22                  ICB
CAP TO CAP                                                              22                  ICB
CAP TO LEC                                                              22                  ICB
CROSS CONNECTS                                                          8                   ICB

DS-1:
POP TO POP                                                              12                  ICB
LOA PROVIDED                                                            12                  ICB
LEC TO LEC                                                              20                  ICB
CAP TO CAP                                                              20                  ICB
CAP TO LEC                                                              20                  ICB
CROSS CONNECTS                                                          8                   ICB

ALL  INTERVALS  ARE SUBJECT TO ELI  PROVIDING  TO QWEST THE  QUARTERLY  FORECAST
PURSUANT TO SECTION 3.3, VOLUMES WITHIN SUCH FORECASTS,  NETWORK  CAPACITY,  AND
LEC FACILITY AVAILABILITY.  SHOULD OFF-NET CAPACITY BE REQUIRED,  INTERVALS WILL
BE DETERMINED ON AN ICB BASIS.
QWEST DOES NOT GUARANTEE OFF-NET CAPACITY AND PERFORMANCE.

"ICB" means "Individual Case Basis"
"POP TO POP" means Qwest controls CFA.
CAP's:  Local loop optical connectivity available on an ICB.
Equipment Plug-ins:  Add 2 days.
-------------------------------------------------------------------------------------------------------------------


                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                       2
                                                           ELI Initials: /s/ DBS

                            SCHEDULE A-3 TO EXHIBIT A
                                       TO
                   QWEST COMMUNICATIONS PRIVATE LINE AGREEMENT

                            TECHNICAL SPECIFICATIONS

1.       INTERCONNECT SPECIFICATIONS:

1.1 The ELI interconnection point of DS-1 & DS-3 signals at the Qwest (SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document.

1.2 The ELI interconnection point for optical carrier signals at the Qwest location will conform with industry standard network interfaces.

1.2 The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

1.3 The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core).

1.4 ELI equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2.       PERFORMANCE OBJECTIVES:

2.1 DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

         The following assumptions apply to the derived data:

            ~ The circuits originate and terminate on the SONET OC-48 backbone
            ~ High speed protection switching: 1 for N, where N=2
            ~ MTTR for SONET equipment: 2 hours
            ~ MTTR for fiber optic cable: 12 hours (Bellcore  Standard )
            ~ Cable cut rate: 4.39 /year/1,000 sheath miles (Bellcore  Standard)
              The system includes three (3) DCS in Los Angeles, Sacramento, and San Jose (although not all circuits are routed through the DCS, they are included in all the calculations)

2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio (BER) in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds.

                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                        3

                                                           ELI Initials: /s/ DBS

         INTER OFFICE CHANNEL (IOC) : An Inter Office Channel refers to the Qwest Communications network between the points of presence (POP).

         OPTICAL CARRIER LEVEL 1 (OC-1) : The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

            OC-3: Optical Carrier level 3 signal operating at 155.520 Mb/s.

            OC-12: Optical Carrier level 12 signal transmitting at 622.080 Mb/s.

            OC-48: Optical Carrier level 48 signal transmitting at 2488.32 Mb/s.

         POINT OF PRESENCE (POP) : A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a ELI.

2.3 The availability objective for all circuits between Qwest Network Interface points specified above is to provide performance levels over a 12 month period as follows:

           ---------------------------- ------------------------------------
           V&H MILES                    DS1,  DS3,  OC-3,   OC-12,   OC-48,
                                        OC-3C, OC-12C, AND OC-48C
           ---------------------------- ------------------------------------
           ---------------------------- ------------------------------------
                     0-2500                           99.999%
           ---------------------------- ------------------------------------
           ---------------------------- ------------------------------------
                    2501-4000                         99.998%
           ---------------------------- ------------------------------------

         This excludes any ELI provided access links to the Qwest digital network.

2.4 Outages attributable to incidental damage to or severage of outside fiber optic cable plant, or scheduled maintenance is excluded from the performance objective stated above.

2.5 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.

 3. SONET : Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is 51.840 Mb/s. Higher rates are direct multiples.

         SONET TRANSPORT : Services associated with carrying OC-1 or higher level signals.

                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                      4

                                                           ELI Initials: /s/ DBS

         SYNCHRONOUS TRANSPORT SIGNAL LEVEL 1 (STS-1) : The basic logical building block electrical signal with a rate of 51.840 Mb/s.

         SYNCHRONOUS TRANSPORT SIGNAL LEVEL N (STS-N) : This electrical signal is obtained by byte interleaving N STS-1 signals together. The rate of the STS-N is N times 51.840 Mb/s.

         TERMINATING MULTIPLEX (TM) : Provides the multiplex functions for multiplexing and demultiplexing between the DS1 or higher signal level and the SONET OC-N level.

 4. ACCEPTANCE CRITERIA. The acceptance criteria for DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuits between Qwest Network Interface points is to provide the performance levels shown below during a 60 minute test period. If no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to ELI location will be tested in accordance with Bell Publication 62508.

            ~ The tables  below are based on QCC owned fiber optic  network only and on the Bellcore Specifications of the SONET delivery of DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c directly off the SONET Backbone.

            ~ If the DS1, DS3, OC-3, OC-12,  OC-48,  OC-3c,  OC-12c,  and OC-48c
              service  is   delivered   at  the  STS1  level  then  the  general
              performance objectives fall into the industry standard.

         DS1, DS3
         The table below defines the general performance objectives for DS1 service operating at 1.544 Mb/s, and the general performance objectives for DS3 service operating at 45 Mb/s.

    ----------------------------------------------------------------------------
              V&H MILES                    EFS                    BER
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

               0 - 250                   99.988 %            10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

             251 - 500                   99.983 %             10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

             501 - 1000                  99.971%              10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            1001 - 1500                  99.959%              10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            1501 - 2000                  99.948%              10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            2001 - 2500                  99.936%              10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            2501 - 3000                  99.925%              10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            3001 - 3500                  99.913%              10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            3501 - 4000                  99.902%              10 to 15th power
   -----------------------------------------------------------------------------

                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                      5

                                                           ELI Initials: /s/ DBS

         OC-3, 12, 48; OC3C, 12C, 48C
         The table below defines the general performance objectives for OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c.

   -----------------------------------------------------------------------------
           V&H MILES                 EFS                      BER
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            0 - 250                 99.989%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

          251 - 500                 99.984%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

          501 - 1000                99.974%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

         1001 - 1500                99.964%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

         1501 - 2000                99.954%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

         2001 - 2500                99.944%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

         2501 - 3000                99.933%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

         3000 - 3500                99.923%                   10 to 15th power
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

         3501 - 4000                99.913%                  10 to 15th power
   -----------------------------------------------------------------------------



                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                      6
                                                           ELI Initials: /s/ DBS

                                    EXHIBIT B

                            CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement ("AGREEMENT") is effective as of June 1, 1998 and shall become a part of that certain Qwest Communications Corporation and Electric Lightwave, Inc. Private Line Services Agreement, dated June 1, 1998 ("Private Line Agreement"). This Agreement is by and between Qwest Communications Corporation, a Delaware corporation, having its principal place of business at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202 ("QWEST"), and Electric Lightwave, Inc., a Delaware corporation, having its principal place of business at 8100 NE Parkway Drive, Suite 150, Vancouver, Washington 98662 ("COMPANY").

         1. This Agreement is made in order for each party to obtain from the other certain technical and business information under terms that will protect the confidential and proprietary nature of such information for the purpose of discussing and possibly entering into a business relationship.

         2. As used herein, "CONFIDENTIAL INFORMATION" shall mean any and all technical or business information furnished, in whatever form or medium, or disclosed by one party to the other including, but not limited to, product or service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data, and personnel statistics, which are marked as confidential or proprietary by the disclosing party, or, for information which is orally disclosed, the disclosing party indicates to the other at the time of disclosure the confidential or proprietary nature of the information and confirms in writing to the receiving party within 30 days after such disclosure that such Confidential Information is confidential. For purposes herein, any technical or business information of a third person furnished or disclosed by one party to the other shall be deemed "Confidential Information" of the disclosing party and subject to the terms of this Agreement.

         3. Each party agrees to hold such Confidential Information in confidence for a period of one (1) year from the termination of the Private Line Agreement unless otherwise agreed to in writing by the disclosing party. Each party further agrees that it shall not make disclosure of any such Confidential Information to anyone except employees and consultants of such receiving party to whom disclosure is necessary for the purposes of this Agreement, and who have agreed to be bound by the obligations of confidentiality hereunder nor shall either party use any such Confidential Information other than as necessary for its performance hereunder. Each party shall cause its employees and consultants to whom it makes disclosure to observe the obligations of confidentiality in accordance with this Agreement. Each party also agrees that it will make requests for Confidential Information of the other only if necessary to accomplish the purposes set forth herein. The obligations set forth herein shall be satisfied by each party through the exercise of the same degree of care used to restrict disclosure and use of its own information of like importance, but in no event less than reasonable care.


                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                      7

                                                           ELI Initials: /s/ DBS

         4. Nothing herein shall be construed as granting any right or license under any copyrights, inventions, or patents now or hereafter owned or controlled by the disclosing party.

         5. Upon termination of this Agreement for any reason or upon request of the disclosing party, all Confidential Information, together with any copies of same, shall be returned to the disclosing party. The requirements of confidentiality shall survive return of such Confidential Information as set forth herein.

         6. The obligations imposed in this Agreement shall not apply to any information that: (1) is independently developed by the receiving party; or (2) is or becomes publicly available through no fault of the receiving party; or (3) is obtained by the receiving party from a third person who is under no obligation of confidence to the party who's information is disclosed; (4) is disclosed without restriction by the disclosing party; or (5) is required to be discussed due to law, regulation or judicial process.

         7. Except for the obligations of confidentiality imposed herein, no obligation of any kind is assumed or implied against either party by virtue of the disclosure of Confidential Information contemplated by this Agreement, or by the meetings and conversations between the parties with respect to the subject matter stated above or with respect to whatever Confidential Information is exchanged. The duty of confidentiality set forth in this Agreement shall not be construed to limit either party's use of any information obtained from the other party.

         8. Each party acknowledges that this Agreement and any meetings and communications of the parties shall not constitute an offer, request, or contract with the other to engage in any research, development, or other work; nor constitute an offer, request, or contract involving a buyer-seller relationship or venture, teaming or partnership relationship between the parties; nor shall this Agreement be construed to impair or restrict either party's right to make, procure, or market jointly or individually, products or services, now or in the future, which may be competitive with those offered by the other, or which are the subject matter of this Agreement, or enter into any partnership, teaming agreement or joint venture with another party regarding the subject matter of this Agreement. The parties expressly agree that any money, expenses or losses expended or incurred by each party in preparation for, or as a result of this Agreement or the meetings and communications between the parties, are at each party's sole cost and expense; provided, however, that notwithstanding anything to the contrary in this Agreement, neither party's rights shall be limited in law or equity to enforce the confidentiality obligations imposed hereunder.

         9. Neither party shall, without first obtaining written consent of the other, use any trademark or trade name of the other or refer to the subject matter of this Agreement or to the other party in any promotional activity or otherwise, nor disclose to others any specific information about the subject matter of this Agreement.

         10. Neither this Agreement nor any rights hereunder are assignable or otherwise transferable by either party, in whole or in part; provided, that either party may assign or transfer this Agreement and rights hereunder to any current or future affiliates or successor company if such assignee agrees in writing to the terms and conditions herein.


                        Qwest Communicatons Corporation
                          Confidential and Proprietary
                                      8

                                                           ELI Initials: /s/ DBS

11. The foregoing shall apply to any subsequent meetings or any communications between the parties relating to the same subject matter unless this Agreement is modified in writing and such writing is signed by both parties.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Agreement as of the date first stated above.

Electric Lightwave, Inc.                    Qwest Communications Corporation


By: /s/ David B. Sharkey                   By: /s/ Gregory M. Casey

Title: President and Chief Operating       Title:  Sr. V.P., Broadband
               Officer                               Capacity
Date:  6/17/98                             Date:  7/1/98


APPROVED AS TO LEGAL FORM
JUN 18 1998
/s/ M. Wal
LAW DEPT.




i:\rusan\forms\conf\2way.doc



                        Qwest Communications Corporation
                          Confidential and Proprietary
                                        9


                    LI Initials: /s/ DBS


THIS PAGE CONTAINS A MAP OF THE QWEST NATIONWIDE NETWORK THAT ENCOMPASSES 18,449 MILES, WITH CONNECTIONS TO MEXICO, EUROPE, AND THE U.K.